SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 31, 2008

Petroleum Development Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification No.

120 Genesis Boulevard, Bridgeport, WV 26330
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code  304-842-3597 no change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Employment Contracts:  IRS 409A Compliance.

On December 31, 2008 the Company finalized employment agreements with the members of its executive leadership team, Richard W. McCullough, Eric R. Stearns, Gysle R. Shellum, Barton R. Brookman, Jr., and Daniel W. Amidon.  In addition, the Company finalized an employment agreement with its Chief Accounting Officer, Darwin L. Stump, who is an executive officer but not a member of the executive leadership team.  Mr. Shellum, Chief Financial Officer, recently joined the Company and this is his first employment agreement contract. The remaining employment agreements replace existing employment agreements for these employees.  The primary propose of these new employment contracts was to make changes to language needed to comply with IRS Section 409A concerning deferred compensation.

In addition, each executive has agreed to a new recoupment obligation to repay all or a portion of their annual bonus if a future restatement of the Company’s financial statements results in changes to the calculation of such bonus.

We summarize the material provisions of the agreements as follows.

Mr. McCullough, Chairman, Chief Executive Officer and President. His employment agreement is effective as of January 1, 2008 and the initial term will be for the period beginning on January 1, 2008 and ending on December 31, 2009.

•
Extensions.  The term of his agreement will be extended for an additional twelve months beginning on December 31, 2008 and on each successive December 31, unless either party provides the other party with at least thirty days’ prior written notice, or unless the agreement has otherwise been terminated in accordance with its terms.  Upon a change of control, as defined, the agreement will automatically be extended for an additional twenty-four months after the date of the change of control.

•
Minimum Stock Ownership.  Under the Company’s stock ownership policy for executive officers, Mr. McCullough is required to own by the fifth anniversary of the effective date of his employment (November 13, 2006) and maintain until his date of termination Company stock equal in value to three times his base salary.

•	Base Salary. Mr. McCullough will receive an annual base salary of $340,000. The Compensation Committee will review his base salary annually.
•
Performance Bonus.  In addition to his base salary, Mr. McCullough will be entitled to earn an annual performance bonus as determined by the Compensation Committee.  For 2008, the “target bonus” will be equal to 90% of his base salary.  Depending upon Mr. McCullough’s performance, the bonus may be less or more than the target bonus, but not to exceed 180% of his base salary.

•
Recoupment of Compensation.  If the Company must restate all or a portion of its financial statements due to the material non-compliance by the Company with any financial reporting requirement under the securities laws, the agreement requires Mr. McCullough to reimburse the Company, with respect to the affected years, for any excess bonus paid to him under the agreement.  The reimbursements will equal the difference between the bonus paid to Mr. McCullough for the affected years and the bonus that would have been paid to him had the financial results been properly reported.

•	Retirement Compensation. Mr. McCullough’s retirement compensation will be the same as was disclosed in the Company’s proxy statement for its annual meeting of shareholders held on June 23, 2008.
•
Equity Compensation Grant.  As of the effective date of the agreement, Mr. McCullough received an award equal in value to $510,000, of which 50% is in the form of restricted stock (5,056 shares) and 50% of which is in the form of performance shares (8,291 shares) under the Company’s Long-Term Equity Compensation Plan (the plan being referred to herein as “LTECP”; and the performance shares being referred to as “LTIP shares”).  The value of these restricted and LTIP shares was determined by the Company’s compensation consultants and is based on the average closing price of the Company’s stock for the month of December 2007.  The restricted stock will vest at the rate of 25% for each complete year worked by Mr. McCullough under his employment agreement, beginning on March 7, 2008, and vesting at the rate of 25% on each successive March 7th.  The LTIP shares will vest, if at all, only if they satisfy both the timing and performance targets established by the Compensation Committee in the LTIP shares documentation.

•
Succession-Related Grant.  On June 23, 2008, the date that Mr. McCullough assumed the position of CEO, he received a one-time award of restricted stock equal in value to $700,000.  The value of these restricted shares (13,878 shares) was determined by the Company’s compensation consultants and is based on the average closing price of the Company’s stock for the month of December 2007.  The restricted stock will vest at the rate of 20% for each complete year worked by Mr. McCullough under his employment agreement, beginning on January 1, 2008.

•	Life Insurance. The Company will reimburse Mr. McCullough for the cost of a $1 million life insurance policy, with a person named by him as owner or beneficiary.
•	Automobile Allowance. During the term of his agreement, Mr. McCullough will be entitled to the use of a Company automobile or payment of a car allowance.
•
Restrictive Covenants.  Mr. McCullough will be bound by his employment agreement’s provisions regarding the non-disclosure and return of confidential information; no solicitation of Company employees; and non-competition with the Company during the term of the agreement and for one year thereafter.

•	Termination of the Agreement. Termination of the agreement results in various payments to Mr. McCullough, depending upon the nature of termination, as summarized below:
o
Termination by the Company for Just Cause.  Upon termination by the Company for Just Cause, as defined, the Company will pay Mr. McCullough his base salary through the date of termination; plus any bonus accrued but not paid; and any incentive, deferred, or other compensation and any other benefits which have been earned or have become payable as of the date of termination.

o
Termination upon Death or Disability.  Upon termination of the agreement because of death or disability, the Company will pay to Mr. McCullough or his estate his base salary which would have been earned for six months following the date of termination plus any performance bonus earned by him prorated for the period up to the date of termination.

o
Termination by the Company Without Just Cause; by Mr. McCullough for Good Reason; or by Mr. McCullough Following a Change of Control.  If the agreement is terminated by the Company Without Just Cause; by Mr. McCullough for Good Reason; or by Mr. McCullough following a Change of Control, each as defined in the agreement, the Company will:

▪
pay to Mr. McCullough a lump sum severance payment equal to three times the sum of (x) his highest base salary during the previous two years of employment immediately preceding the date of termination, plus (y) the highest bonus paid or payable to him for a year within the same two year period;  the agreement further provides that if a change of control occurs before March 15, 2009, then the “highest bonus” calculation will equal the maximum performance bonus in effect for 2008 (180% of Mr. McCullough’s base salary);

▪	pay any unpaid expense reimbursement;
▪	immediately vest any unvested Company stock options and restricted stock (excluding all LTIP shares);
▪	pay any deferred income or retirement compensation and any other benefit payments due under this or other agreements or plans;
▪	make any other payments or provide any benefits earned under this or other employment agreement or plan, including the LTIP shares; and
▪	continue coverage under the Company’s health plans at the Company’s cost for the lesser of 18 months or such period that Mr. McCullough is eligible to participate in another employer’s health plan.
o
Termination by Mr. McCullough for other than Good Reason.  Upon termination of the agreement by Mr. McCullough for other than Good Reason, the Company will pay him, within thirty days following the date of termination, a lump sum equal to his base salary and bonus earned through the date of termination, except if termination occurs prior to March 31 of the year of termination, he will not be entitled to a prorated bonus for that year; any incentive, deferred or other compensation earned or which has become payable under the terms of any agreement or compensation or benefit plan, which has not been paid; any unpaid expense reimbursement; and any other payments for benefits earned but not paid under this or any other employment agreement or plan.

Mr. Stearns,  Executive Vice President.  His employment agreement is effective as of January 1, 2008 and the initial term will be for the period beginning on January 1, 2008 and ending on December 31, 2009.

•
Extensions.  The term of his agreement will be extended for an additional twelve months beginning on December 31, 2008 and on each successive December 31, unless either party provides the other party with at least thirty days’ prior written notice, or unless the agreement has otherwise been terminated in accordance with its terms.  Upon a change of control, as defined, the agreement will automatically be extended for an additional twenty-four months after the date of the change of control.

•
Minimum Stock Ownership.  Under the Company’s stock ownership policy for executive officers, Mr. Stearns is required to own by the fifth anniversary of the effective date of the executive stock ownership policy (March 9, 2004) and maintain until his date of termination Company stock equal in value to two times his base salary.

•	Base Salary. Mr. Stearns will receive an annual base salary of $305,000. The Compensation Committee will review his base salary annually.
•
Performance Bonus.  In addition to his base salary, Mr. Stearns will be entitled to earn an annual performance bonus as determined by the Compensation Committee.  For 2008, the “target bonus” will be equal to 62.5% of his base salary.  Depending upon Mr. Stearns’ performance, the bonus may be less or more than the target bonus, but not to exceed 125% of his base salary.

•
Recoupment of Compensation.  If the Company must restate all or a portion of its financial statements due to the material non-compliance by the Company with any financial reporting requirement under the securities laws, the agreement requires Mr. Stearns to reimburse the Company, with respect to the affected years, for any excess bonus paid to him under the agreement.  The reimbursements will equal the difference between the bonus paid to Mr. Stearns for the affected years and the bonus that would have been paid to him had the financial results been properly reported.

•	Retirement Compensation. Mr. Stearns’ retirement compensation will be the same as was disclosed in the Company’s proxy statement for its annual meeting of shareholders held on June 23, 2008.
•
Equity Compensation Grant.  As of the effective date of the agreement, Mr. Stearns received an award equal in value to $442,250, of which 50% is in the form of restricted stock (4,384 shares) and 50% of which is in the form of LTIP shares (7,189 shares).  The value of these restricted and LTIP shares was determined by the Company’s compensation consultants and is based on the average closing price of the Company’s stock for the month of December 2007.  The restricted stock will vest at the rate of 25% for each complete year worked by Mr. Stearns under his employment agreement, beginning on March 7, 2008, and vesting 25% on each successive March 7th.  The LTIP shares will vest, if at all, only if they satisfy both the timing and performance targets established by the Compensation Committee in the LTIP shares documentation.

•
Succession-Related Grant.  On the date that Mr. Stearns assumed the position of Executive Vice President, March 9, 2008, he received a one-time award of restricted stock equal in value to $450,000 .  The value of these restricted shares (8,921 shares) was determined by the Company’s compensation consultants and is based on the average closing price of the Company’s stock for the month of December 2007.  The restricted stock will vest at the rate of 20% for each complete year worked by Mr. Stearns under his employment agreement, beginning on January 1, 2008.

•	Life Insurance. The Company will reimburse Mr. Stearns for the cost of a $1 million life insurance policy, with a person named by him as owner or beneficiary.
•	Automobile Allowance. During the term of his agreement, Mr. Stearns will be entitled to the use of a Company automobile or payment of a car allowance.
•
Restrictive Covenants.  Mr. Stearns will be bound by his employment agreement’s provisions regarding the non-disclosure and return of confidential information; no solicitation of Company employees; and non-competition with the Company during the term of the agreement and for one year thereafter.

•	Termination of the Agreement. Termination of the agreement results in various payments to Mr. Stearns, depending upon the nature of termination, as summarized below:
o
Termination by the Company for Just Cause.  Upon termination by the Company for Just Cause, as defined, the Company will pay Mr. Stearns his base salary through the date of termination; plus any bonus accrued but not paid; and any incentive, deferred, or other compensation and any other benefits which have been earned or have become payable as of the date of termination.

o
Termination upon Death or Disability.  Upon termination of the agreement because of death or disability, the Company will pay to Mr. Stearns or his estate his base salary which would have been earned for six months following the date of termination plus any performance bonus earned by him prorated for the period up to the date of termination.

o
Termination by the Company Without Just Cause; by Mr. Stearns for Good Reason; or by Mr. Stearns Following a Change of Control.  If the agreement is terminated by the Company Without Just Cause; by Mr. Stearns for Good Reason, provided that his employment terminates within two years after the occurrence of a Good Reason event; or by Mr. Stearns following a Change of Control, each as defined in the agreement, the Company will:

▪
pay to Mr. Stearns a lump sum severance payment equal to three times the sum of (x) his highest base salary during the previous two years of employment immediately preceding the date of termination, plus (y) the highest bonus paid to him for a year within the same two year period;

▪	pay any unpaid expense reimbursement;
▪	immediately vest any unvested Company stock options and restricted stock (excluding all LTIP shares);
▪	pay any deferred income or retirement compensation and any other benefit payments due under this or other agreements or plans;
▪	make any other payments or provide any benefits earned under this or other employment agreement or plan, including the LTIP shares; and
▪	continue coverage under the Company’s health plans at the Company’s cost for the lesser of 18 months or such period that Mr. Stearns is eligible to participate in another employer’s health plan.
o	Termination by Mr. Stearns for other than Good Reason.
Upon termination of the agreement by Mr. Stearns for other than Good Reason, the Company will pay him:
•
within thirty following the date of termination, a lump sum equal to his base salary and bonus earned through the date of termination, except if termination occurs prior to March 31 of the year of termination, he will not be entitled to a prorated bonus for that year;

•	any incentive, deferred or other compensation earned or which has become payable under the terms of any agreement or compensation or benefit plan, which has not been paid;
•	any unpaid expense reimbursement; and
•	any other payments for benefits earned but not paid under this or any other employment agreement or plan.

Mr. Brookman, Senior Vice President of Exploration and Production.  His employment agreement is effective as of January 1, 2008 and the initial term will be for the period beginning on January 1, 2008 and ending on December 31, 2009.

•
Extensions.  The term of his agreement will be extended for an additional twelve months beginning on December 31, 2008 and on each successive December 31, unless either party provides the other party with at least thirty days’ prior written notice, or unless the agreement has otherwise been terminated in accordance with its terms.

•
Minimum Stock Ownership.  Under the Company’s stock ownership policy for executive officers, Mr. Brookman is required to own by the fifth anniversary from the date that he became Senior Vice President of Exploration and Production of the Company and maintain until his date of termination Company stock equal in value to two times his base salary.

•	Base Salary. Mr. Brookman will receive an annual base salary of $250,000. The Compensation Committee will review his base salary annually.
•	Performance Bonus. In addition to his base salary, Mr. Brookman will be eligible to earn an annual performance bonus based upon criteria established by the Compensation Committee.
•
Recoupment of Compensation.  If the Company must restate all or a portion of its financial statements due to the material non-compliance by the Company with any financial reporting requirement under the securities laws, the agreement requires Mr. Brookman to reimburse the Company, with respect to the affected years, for any excess bonus paid to him under the agreement.  The reimbursements will equal the difference between the bonus paid to Mr. Brookman for the affected years and the bonus that would have been paid to him had the financial results been properly reported.

•	Employee Benefits. Mr. Brookman will be entitled to participate in the Company’s various employee benefit plans, including retirement and pension plans.
•	Equity Compensation Grant. The agreement provides that Mr. Brookman will participate in the LTECP during the term of his agreement.
•
Succession-Related Grant.  On the date that Mr. Brookman assumed the position of Senior Vice President of Exploration and Production, he received a one-time award of restricted stock equal in value to $250,000.  The value of these restricted shares (4,956 shares) was determined by the Company’s compensation consultants and is based on the average closing price of the Company’s stock for the month of December 2007.  The restricted stock will vest at the rate of 20% for each complete year worked by Mr. Brookman under his employment agreement, beginning on January 1, 2008.

•
Special Restricted Stock Grant.  Mr. Brookman will receive 1,500 shares of restricted stock.  The restricted stock will vest on January 1, 2010, if Mr. Brookman is an employee of the Company on that date.

•	Automobile Allowance. During the term of his agreement, Mr. Brookman will be entitled to an automobile allowance as approved by the Compensation Committee.
•
Restrictive Covenants.  Mr. Brookman will be bound by his employment agreement’s provisions regarding the non-disclosure and return of confidential information; no solicitation of Company employees; and non-competition with the Company during the term of the agreement and for two years thereafter.

•
Forfeiture Provisions.  If Mr. Brookman engages in any activity that violates any covenant or restriction of his employment agreement, including the confidentiality, non-competition and non-solicitation provisions:

o	he will no longer be entitled to any further payments or benefits under the agreement;
o
all unexercised stock options, restricted stock and other forms of equity compensation held by or credited to Mr. Brookman will terminate effective as of the date on which he engaged in that activity; and

o
any exercise, payment or delivery pursuant to any equity compensation award that occurred within one year prior to the date on which Mr. Brookman engaged in that activity may be rescinded by the Company; in the event of a rescission, Mr. Brookman will be required to pay the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery.

•	Termination of the Agreement. Termination of the agreement results in various payments to Mr. Brookman, depending upon the nature of termination, as summarized below:
o
Termination by the Company for Just Cause.  Upon termination by the Company for Just Cause, as defined, the Company will pay Mr. Brookman his base salary through the date of termination; plus a good faith estimate by the Company of any unpaid bonus; and any incentive, deferred, or other compensation and any other benefits which have been earned or have become payable as of the date of termination.

o
Termination upon Death or Disability.  Upon termination of the agreement because of death or disability, the Company will pay to Mr. Brookman or his estate his base salary which would have been earned for six months following the date of termination.

o
Termination by the Company Without Just Cause; by Mr. Brookman for Good Reason; or by Mr. Brookman Following a Change of Control.  If the agreement is terminated by the Company Without Just Cause; by Mr. Brookman for Good Reason; or by Mr. Brookman following a Change of Control, each as defined in the agreement, the Company will:

▪
pay to Mr. Brookman a lump sum severance payment equal to two times, and in the case of a change of control three times, the sum of (x) his highest base salary during the previous two years of employment immediately preceding the date of termination, plus (y) the highest bonus paid to him for a year within the same two year period;

▪	pay any unpaid expense reimbursement;
▪	vest any unvested Company stock options and restricted stock (excluding all LTIP shares);
▪	make any other payments or provide any benefits earned under this or other employment agreement or plan, including the LTIP shares; and
▪	continue coverage under the Company’s group health plans at the Company’s cost for the period of time that Mr. Brookman is eligible for federal COBRA health continuation coverage.
o
Termination by Mr. Brookman for other than Good Reason.  Upon termination of the agreement by Mr. Brookman for other than Good Reason, the Company will pay him, within thirty days following the date of termination, a lump sum equal to his base salary and bonus earned through the date of termination, except if termination occurs prior to the end of the year, he will not be entitled to any bonus for that year; any incentive, deferred or other compensation earned or which has become payable under the terms of any agreement or compensation or benefit plan, which has not been paid; any unpaid expense reimbursement; and any other payments for benefits earned but not paid under this or any other employment agreement or plan.

Mr. Shellum, Chief Financial Officer.  His employment agreement is effective as of November 11, 2008 and the initial term will be for the period beginning on that date and ending on December 31, 2010.

•
Extensions.  The term of his agreement will be extended for an additional twelve months beginning on December 31, 2009 and on each successive December 31, unless either party provides the other party with at least thirty days’ prior written notice, or unless the agreement has otherwise been terminated in accordance with its terms.

•
Minimum Stock Ownership.  Under the Company’s stock ownership policy for executive officers, Mr. Shellum is required to own by the fifth anniversary of the effective date of his employment (November 11, 2008) and maintain until his date of termination Company stock equal in value to two times his base salary.

•	Base Salary. Mr. Shellum will receive an annual base salary of $235,000. The Compensation Committee will review his base salary annually.
•
Performance Bonus.  In addition to his base salary, Mr. Shellum will be entitled to earn an annual performance bonus as determined by the Compensation Committee.  For 2009, the “target bonus” will be equal to 50% of his base salary.  Depending upon Mr. Shellum’s performance, the bonus may be less or more than the target bonus, but not to exceed 100% of his base salary.

•
Recoupment of Compensation.  If the Company must restate all or a portion of its financial statements due to the material non-compliance by the Company with any financial reporting requirement under the securities laws, the agreement requires Mr. Shellum to reimburse the Company, with respect to the affected years, for any excess bonus paid to him under the agreement.  The reimbursements will equal the difference between the bonus paid to Mr. Shellum for the affected years and the bonus that would have been paid to him had the financial results been properly reported.

•	Employee Benefits. Mr. Shellum will be entitled to participate in the Company’s various employee benefit plans, including retirement and pension plans.
•
Equity Compensation Grant.  Upon commencement of his employment, Mr. Shellum received an award equal in value to $235,000 in the form of restricted stock (12,240 shares).  The value of these restricted shares was based on the closing price of the Company’s stock on November 28, 2008 ($19.20).  The restricted stock will vest at the rate of 25% for each complete year worked by Mr. Shellum under his employment agreement, beginning on November 11, 2008, and vesting at the rate of 25% on each successive November 11th.

•
Commuting Allowance.  The Company will afford Mr. Shellum a $30,000 allowance through the summer of 2009 for use by him and his family to encourage weekend visits by him to his Dallas home or to bring his family to visit him in Bridgeport or Denver.

•
Relocation Expense Reimbursement.  The Company will pay Mr. Shellum for the costs associated with his move to the Denver area, in connection with the Company’s relocation of its executive offices to Denver.

•	Automobile Allowance. During the term of his agreement, Mr. Shellum will be entitled to receive an automobile allowance as approved by the Compensation Committee.
•
Restrictive Covenants.  Mr. Shellum will be bound by his employment agreement's provisions regarding the non-disclosure and return of confidential information; no solicitation of Company employees; and non-competition with the Company during the term of the agreement and for two years thereafter.

•
Forfeiture Provisions.  If Mr. Shellum engages in any activity that violates any covenant or restriction of his employment agreement, including the confidentiality, non-competition and non-solicitation provisions:

o	he will no longer be entitled to any further payments or benefits under the agreement;
o
all unexercised stock options, restricted stock and other forms of equity compensation held by or credited to Mr. Shellum will terminate effective as of the date on which he engaged in that activity; and

o
any exercise, payment or delivery pursuant to any equity compensation award that occurred within one year prior to the date on which Mr. Shellum engaged in that activity may be rescinded by the Company; in the event of a rescission, Mr. Shellum will pay the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery.

•	Termination of the Agreement. Termination of the agreement results in various payments to Mr. Shellum, depending upon the nature of termination, as summarized below:
o
Termination by the Company for Just Cause.  Upon termination by the Company for Just Cause, as defined, the Company will pay Mr. Shellum his base salary through the date of termination; plus a good faith estimate by the Company of any unpaid bonus; and any incentive, deferred, or other compensation and any other benefits which have been earned or have become payable as of the date of termination.

o
Termination upon Death or Disability.  Upon termination of the agreement because of death or disability, the Company will pay to Mr. Shellum or his estate his base salary which would have been earned for six months following the date of termination.

o
Termination by the Company Without Just Cause; by Mr. Shellum for Good Reason; or by Mr. Shellum Following a Change of Control.  If the agreement is terminated by the Company Without Just Cause; by Mr. Shellum for Good Reason; or by Mr. Shellum following a Change of Control, each as defined in the agreement, the Company will:

▪
pay to Mr. Shellum a lump sum severance payment equal to two times, and in the case of a change of control three times, the sum of (x) his highest base salary during the previous two years of employment immediately preceding the date of termination, plus (y) the highest bonus paid to him for a year within the same two year period;

▪	pay any unpaid expense reimbursement;
▪	immediately vest any unvested Company stock options and restricted stock (excluding all LTIP shares);
▪	make any other payments or provide any benefits earned under this or other employment agreement or plan, including the LTIP shares; and
▪	continue coverage under the Company’s group health plans at the Company’s cost for the period of time that Mr. Shellum is eligible for federal COBRA health continuation coverage.
o
Termination by Mr. Shellum for other than Good Reason.  Upon termination of the agreement by Mr. Shellum for other than Good Reason, the Company will pay him, within thirty days following the date of termination, a lump sum equal to his base salary and bonus earned through the date of termination, except if termination occurs prior to the end of the year, he will not be entitled to any bonus for that year; any incentive, deferred or other compensation earned or which has become payable under the terms of any agreement or compensation or benefit plan, which has not been paid; any unpaid expense reimbursement; and any other payments for benefits earned but not paid under this or any other employment agreement or plan.

Mr. Amidon, General Counsel and Corporate Secretary.  His employment agreement is effective as of January 1, 2008 and the initial term will be for the period beginning on January 1, 2008 and ending on December 31, 2009.

•
Extensions.  The term of his agreement will be extended for an additional twelve months beginning on December 31, 2008 and on each successive December 31, unless either party provides the other party with at least thirty days’ prior written notice, or unless the agreement has otherwise been terminated in accordance with its terms.  Upon a change of control, as defined, the agreement will automatically be extended for an additional twenty-four months after the date of the change of control.

•
Minimum Stock Ownership.  Under the Company’s stock ownership policy for executive officers, Mr. Amidon is required make a good faith effort to own by the fifth anniversary of the effective date of the agreement and maintain until his date of termination Company stock equal in value to two times his base salary.

•	Base Salary. Mr. Amidon will receive an annual base salary of $227,500. The Compensation Committee will review his base salary annually.
•
Performance Bonus.  In addition to his base salary, Mr. Amidon will be entitled to earn an annual performance bonus as determined by the Compensation Committee.  For 2008, the “target bonus” will be equal to 50% of his base salary.  Depending upon Mr. Amidon’s performance, the bonus may be less or more than the target bonus, but not to exceed 100% of his base salary.

•
Recoupment of Compensation.  If the Company must restate all or a portion of its financial statements due to the material non-compliance by the Company with any financial reporting requirement under the securities laws, the agreement requires Mr. Amidon to reimburse the Company, with respect to the affected years, for any excess bonus paid to him under the agreement.  The reimbursements will equal the difference between the bonus paid to Mr. Amidon for the affected years and the bonus that would have been paid to him had the financial results been properly reported.

•
Equity Compensation Grant.  As of the effective date of the agreement, Mr. Amidon received an award equal in value to $227,500, of which 50% is in the form of restricted stock (2,255 shares) and 50% of which is in the form of LTIP shares (3,698 shares).  The value of these restricted and LTIP shares was determined by the Company’s compensation consultants and is based on the average closing price of the Company’s stock for the month of December 2007.  The restricted stock will vest at the rate of 25% for each complete year worked by Mr. Amidon under his employment agreement, beginning on March 7, 2008, and vesting at the rate of 25% on each successive March 7th.  The LTIP shares will vest, if at all, only if they satisfy both the timing and performance targets established by the Compensation Committee in the LTIP shares documentation.

•
Succession-Related Grant.  Under the agreement, Mr. Amidon received a one-time award of restricted stock equal in value to $250,000.  The value of these restricted shares (4,956 shares) was determined by the Company’s compensation consultants and is based on the average closing price of the Company’s stock for the month of December 2007.  The restricted stock will vest at the rate of 20% for each complete year worked by Mr. Amidon under his employment agreement, beginning on January 1, 2008.

•	Life Insurance. The Company will reimburse Mr. Amidon for the cost of a $1 million life insurance policy, with a person named by him as owner or beneficiary.
•	Automobile Allowance. During the term of his agreement, Mr. Amidon will be entitled to the use of a Company automobile or payment of a car allowance.
•
Restrictive Covenants.  Mr. Amidon will be bound by his employment agreement’s provisions regarding the non-disclosure and return of confidential information; no solicitation of Company employees; and non-competition with the Company during the term of the agreement and for one year thereafter.

•	Termination of the Agreement. Termination of the agreement results in various payments to Mr. Amidon, depending upon the nature of termination, as summarized below:
o
Termination by the Company for Just Cause.  Upon termination by the Company for Just Cause, as defined, the Company will pay Mr. Amidon his base salary through the date of termination; plus any bonus accrued but not paid; and any incentive, deferred, or other compensation and any other benefits which have been earned or have become payable as of the date of termination.

o
Termination upon Death or Disability.  Upon termination of the agreement because of death or disability, the Company will pay to Mr. Amidon or his estate his base salary which would have been earned for six months following the date of termination, plus any performance bonus earned by him prorated for the period up to the date of termination.

o
Termination by the Company Without Just Cause; by Mr. Amidon for Good Reason; or by Mr. Amidon Following a Change of Control.  If the agreement is terminated by the Company Without Just Cause; by Mr. Amidon for Good Reason; or by Mr. Amidon following a Change of Control, each as defined in the agreement, the Company will:

▪
pay to Mr. Amidon a lump sum severance payment equal to three times the sum of (x) his highest base salary during the previous two years of employment immediately preceding the date of termination, plus (y) the highest bonus paid or payable to him for a year within the same two year period;

▪	pay any unpaid expense reimbursement;
▪	immediately vest any unvested Company stock options and restricted stock (excluding all LTIP shares);
▪	pay any deferred income and any other benefit payments due under this or other agreements or plans;
▪	make any other payments or provide any benefits earned under this or other employment agreement or plan, including the LTIP shares; and
▪	continue coverage under the Company’s health plans at the Company’s cost for the lesser of 18 months or such period that Mr. Amidon is eligible to participate in another employer’s health plan.
o
Termination by Mr. Amidon for other than Good Reason.  Upon termination of the agreement by Mr. Amidon for other than Good Reason, the Company will pay him, within thirty days following the date of termination, a lump sum equal to his base salary and bonus earned through the date of termination, except if termination occurs prior to March 31 of the year of termination, he will not be entitled to a prorated bonus for that year; any incentive, deferred or other compensation earned or which has become payable under the terms of any agreement or compensation or benefit plan, which has not been paid; any unpaid expense reimbursement; and any other payments for benefits earned but not paid under this or any other employment agreement or plan.

Mr. Stump, Chief Accounting Officer.  His employment agreement is effective as of January 1, 2008 and the initial term will be for the period beginning on January 1, 2008 and ending on December 31, 2009.

•
Extensions.  The term of his agreement will be extended for an additional twelve months beginning on December 31, 2008 and on each successive December 31, unless either party provides the other party with at least thirty days’ prior written notice, or unless the agreement has otherwise been terminated in accordance with its terms.  Upon a change of control, as defined, the agreement will automatically be extended for an additional twenty-four months after the date of the change of control.

•
Minimum Stock Ownership.  Under the Company’s stock ownership policy for executive officers, Mr. Stump is required to own by the fifth anniversary of the effective date of the executive stock ownership policy (March 9, 2004) and maintain until his date of termination Company stock equal in value to two times his base salary.

•	Base Salary. Mr. Stump will receive an annual base salary of $227,500. The Compensation Committee will review his base salary annually.
•	Performance Bonus. In addition to his base salary, Mr. Stump will be entitled to earn an annual performance bonus, the amount of which will be in the discretion of the Compensation Committee.
•
Recoupment of Compensation.  If the Company must restate all or a portion of its financial statements due to the material non-compliance by the Company with any financial reporting requirement under the securities laws, the agreement requires Mr. Stump to reimburse the Company, with respect to the affected years, for any excess bonus paid to him under the agreement.  The reimbursements will equal the difference between the bonus paid to Mr. Stump for the affected years and the bonus that would have been paid to him had the financial results been properly reported.

•	Retirement Compensation. Mr. Stump’s retirement compensation will be the same as was disclosed in the Company’s proxy statement for its annual meeting of shareholders held on June 23, 2008.
•	Equity Compensation Grant. The agreement provides that Mr. Stump will be eligible to earn equity compensation during the term of his agreement, at the discretion of the Board of Directors.
•	Life Insurance. The Company will reimburse Mr. Stump for the cost of a $1 million life insurance policy, with a person named by him as owner or beneficiary.
•	Automobile Allowance. During the term of his agreement, Mr. Stump will be entitled to the use of a Company automobile or payment of a car allowance.
•
Restrictive Covenants.  Mr. Stump will be bound by his employment agreement’s provisions regarding the non-disclosure and return of confidential information; no solicitation of Company employees; and non-competition with the Company during the term of the agreement and for one year thereafter.

•	Termination of the Agreement. Termination of the agreement results in various payments to Mr. Stump, depending upon the nature of termination, as summarized below:
o
Termination by the Company for Just Cause.  Upon termination by the Company for Just Cause, as defined, the Company will pay Mr. Stump his base salary through the date of termination; plus any bonus accrued but not paid; and any incentive, deferred, or other compensation and any other benefits which have been earned or have become payable as of the date of termination.

o
Termination upon Death or Disability.  Upon termination of the agreement because of death or disability, the Company will pay to Mr. Stump or his estate his base salary which would have been earned for six months following the date of termination plus any performance bonus earned by him prorated for the period up to the date of termination.

o
Termination by the Company Without Just Cause; by Mr. Stump for Good Reason; or by Mr. Stump Following a Change of Control.  If the agreement is terminated by the Company Without Just Cause or by Mr. Stump for Good Reason or by Mr. Stump following a Change of Control, each as defined in the agreement, the Company will:

▪
pay to Mr. Stump a lump sum severance payment equal to three times the sum of (x) his highest base salary during the previous two years of employment immediately preceding the date of termination, plus (y) the highest bonus paid to him for a year within the same two year period;

▪	pay any unpaid expense reimbursement;
▪	immediately vest any unvested Company stock options and restricted stock (excluding all LTIP shares);
▪	pay any deferred income or retirement compensation and any other benefit payments due under this or other agreements or plans;
▪	make any other payments or provide any benefits earned under this or other employment agreement or plan, including the LTIP shares; and
▪	continue coverage under the Company’s health plans at the Company’s cost for the lesser of 18 months or such period that Mr. Stump is eligible to participate in another employer’s health plan.
o
Termination by Mr. Stump for other than Good Reason.  Upon termination of the agreement by Mr. Stump for other than Good Reason, the Company will pay him, within thirty days following the date of termination, a lump sum equal to his base salary and bonus earned through the date of termination, except if termination occurs prior to March 31 of the year of termination, he will not be entitled to a prorated bonus for that year; any incentive, deferred or other compensation earned or which has become payable under the terms of any agreement or compensation or benefit plan, which has not been paid; any unpaid expense reimbursement; and any other payments for benefits earned but not paid under this or any other employment agreement or plan.

DM3\768222.5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

Date  January 7, 2009

By	/s/ Richard W. McCullough
Richard W. McCullough
Chief Executive Officer and President